Business Segment Information	6 Months Ended
Jun. 30, 2013
Segment Reporting [Abstract]
BUSINESS SEGMENT INFORMATION
BUSINESS SEGMENT INFORMATION
Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated on a regular basis by the chief operating decision maker, or decision making group, in deciding how to allocate resources to an individual segment and in assessing performance.
During the first quarter of 2013, Eaton re-segmented certain reportable operating segments due to a reorganization of the Company's businesses. The new reportable business segments are Electrical Products and Electrical Systems and Services (which include legacy Eaton and former Cooper electrical businesses), and Vehicle (which includes truck and automotive drivetrain and powertrain systems businesses). Previously reported segment financial information has been updated for all periods reported.
Electrical Products consists of electrical components, industrial controls, residential products, single phase power quality, emergency lighting, fire detection, wiring devices, structural support systems, circuit protection, and lighting products.
Electrical Systems and Services consists of power distribution and assemblies, three phase power quality, hazardous duty electrical equipment, intrinsically safe explosion-proof instrumentation, utility power distribution, power reliability equipment, and services.

	Three months ended June 30		Six months ended June 30
	2013	2012	2013	2012
Net sales
Electrical Products	$1,758	$903	$3,418	$1,789
Electrical Systems and Services	1,624	913	3,145	1,765
Hydraulics	772	769	1,528	1,504
Aerospace	446	436	880	866
Vehicle	1,002	1,047	1,941	2,104
Total net sales	$5,602	$4,068	$10,912	$8,028

Segment operating profit
Electrical Products	$272	$151	$513	$290
Electrical Systems and Services	227	91	437	167
Hydraulics	104	123	182	232
Aerospace	67	59	129	119
Vehicle	172	168	304	328
Total segment operating profit	842	592	1,565	1,136

Corporate
Amortization of intangible assets	(108)	(42)	(215)	(84)
Interest expense - net	(71)	(30)	(146)	(58)
Pension and other postretirement benefits expense	(43)	(39)	(81)	(80)
Inventory step-up adjustment	(1)	(1)	(34)	(3)
Other corporate expense - net	(85)	(61)	(155)	(124)
Income before income taxes	534	419	934	787
Income tax expense	37	37	57	94
Net income	497	382	877	693
Less net income for noncontrolling interests	(3)	—	(5)	—
Net income attributable to Eaton ordinary shareholders	$494	$382	$872	$693

Business segment operating profit was reduced by acquisition integration charges as follows:

	Three months ended June 30		Six months ended June 30
	2013	2012	2013	2012
Electrical Products	$12	$—	$15	$—
Electrical Systems and Services	11	5	16	7
Hydraulics	8	3	20	4
Total	$31	$8	$51	$11

Corporate acquisition integration charges totaled $6 and $12 for the second quarter and the first six months of 2013, respectively, and $1 for both the second quarter and the first six months of 2012. Corporate acquisition integration charges related primarily to the acquisition of Cooper and are included above in Other corporate expense - net.
Acquisition-related transaction costs, such as investment banking, legal and other professional fees are included above in Interest expense - net and Other corporate expense - net and are related to the acquisition of Cooper. These charges totaled $2 and $7 for the second quarter and the first six months of 2013, respectively, and $7 for both the second quarter and the first six months of 2012. See Note 3 for additional information about acquisition integration charges and transaction costs.
For additional information regarding Eaton’s business segments, see Note 14 to the Consolidated Financial Statements contained in the 2012 Form 10-K.